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                                                               Exhibit 10.8

                            Gary Player Direct, Inc.
                           March 29, 1999 Term Sheet
                          $1,000,000 Private Placement
                                       to
                           Capital Fund Leasing, LLC



Per our understanding, the following sets forth the terms of the financing:

          1. Financing:       $1 million;

          2. Form:            Common Stock

          3. Price:           $1.00 per share